UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SUMMER INFANT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 31, 2022
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, rhode island 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 31, 2022, Summer Infant, Inc. (the “Company”) received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on the Nasdaq Capital Market. In the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2022, the Company reported a stockholders’ deficit of $1,281,000. The Notice has no immediate effect on the listing of the Company’s common stock.

Pursuant to the Notice, the Company has until July 15, 2022 to submit to Nasdaq a plan to regain compliance. If Nasdaq accepts the plan, it can grant an extension of up to 180 calendar days from the date of the Notice to evidence compliance. If Nasdaq does not accept the plan, the Company would have an opportunity to appeal any delisting decision before an independent hearings panel.

As previously reported by the Company, on March 16, 2022, the Company entered into an Agreement and Plan of Merger (as the same may be amended, supplemented and modified from time to time, the “Merger Agreement”) with Kids2, Inc., a Georgia corporation (“Kids2”), and Project Abacus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Kids2, Inc. (“Merger Sub”), which provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and a wholly owned subsidiary of Kids2 (the “Merger”).

If the Merger is consummated prior to July 15, 2022, the Company intends to take no action in response to the Notice, as the Company will cease to be a publicly-traded corporation and its common stock will be delisted from the Nasdaq Capital Market and deregistered under the Securities Exchange Act of 1934, as amended, in connection with the completion of the Merger. If the Merger is not consummated prior to July 15, 2022 the Company expects to submit a plan to regain compliance with the Nasdaq listing rules.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K that are not historical fact may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believes,” “estimate” and similar expressions, and include statements regarding the pending acquisition of the Company by Kids2, Inc. and the Company’s expectations with respect to submitting a plan to regain compliance with Nasdaq listing rules if the pending acquisition is not completed prior to July 15, 2022. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include risks related to the proposed merger with Kids2, Inc., including disruption of management’s attention from ongoing business operations due to the pending transaction; that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise; that the transaction does not close when anticipated, or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; potential adverse reactions or changes to employee or business relationships resulting from the announcement or completion of the proposed merger; the risk of litigation or legal proceedings related to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; that, if the proposed merger with Kids2 is not consummated, the Company may be unable to regain compliance with the minimum stockholders’ equity requirement or otherwise meet Nasdaq listing rules; and other risks as detailed in the Company’s most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information contained in this Current Report on Form 8-K.

Additional Information about the Kids2 Merger and Where to Find It

In connection with the proposed transaction with Kids2, Inc., the Company has and will file relevant materials with the Securities and Exchange Commission (the “SEC”). On May 16, 2022, the Company filed a definitive proxy statement on Schedule 14A and a proxy card with respect to a special meeting of stockholders to be held on June 16, 2022 to approve the proposed transaction, and the Company commenced mailing of the definitive proxy statement on or about May 17, 2022 to Company stockholders entitled to vote at the special meeting. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed or furnished by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the definitive proxy statement and other relevant materials and documents filed by the Company with the SEC will also be available free of charge on the Investor Relations page of the Company’s website located at https://www.sumrbrands.com.

Participants in the Solicitation of Company Stockholders

The Company, Kids2, Inc. and their respective directors and executive officers, management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction with Kids2. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in its definitive proxy statement for regarding the proposed transaction. To the extent that holdings of the Company’s securities have changed since the amounts reflected in the definitive proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation and their interests in the proposed transaction are also included in the definitive proxy statement. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://www.sumrbrands.com.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: June 1, 2022	By:	/s/ Bruce Meier
Bruce Meier
Interim Chief Financial Officer